VALIC COMPANY I

Small Cap Aggressive Growth Fund

Supplement to the Summary Prospectus dated October 1, 2010

This supplement supersedes the supplement filed on August 4, 2011

At a meeting held on August 1-2, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of Wells Capital Management Incorporated (“Wells Capital”) as the sub-adviser to the Small Cap Aggressive Growth Fund (the “Fund”) and approved the appointment of RS Investment Management Co. LLC (“RS Investments”) as the sub-adviser to the Fund. At the meeting, the Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and RS Investments (the “Sub-Advisory Agreement”) to specifically include the Fund.

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Sub-advisory Agreement will on or about August 22, 2011 (the “Effective Date”). The following changes will take place upon the Effective Date:

The “Principal Investment Strategies of the Fund” in the Fund Summary is replaced with the following disclosure:

The Fund normally invests at least 80% of its net assets in small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 27, 2011, the market capitalization range of the companies in the Index was $130 million to $2.97 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities (up to 10% of net assets).

The sub-adviser’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes have greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The “Principal Risks of Investing in the Fund” section is amended to delete Credit Risk, Derivatives Risk, Interest Rate Fluctuations Risk and Special-Situations Risk.

The “Investment Adviser” section of the Fund Summary is amended to delete Wells Capital as a sub-adviser of the Fund, to reflect the addition of “RS Investment Management Co. LLC” as the sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Stephen J. Bishop	2011	Portfolio Manager
Melissa Chadwick-Dunn	2011	Portfolio Manager
D. Scott Tracy, CFA	2011	Portfolio Manager

Date: August 10, 2011